UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 09, 2023

Nobility Homes, Inc

(Exact name of Registrant as Specified in Its Charter)

Florida	000-06506	59-1166102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3741 S.W. 7th Street
Ocala, Florida		34474
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 352 732-5157

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Explanatory Note

On March 15, 2023, Nobility Homes, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8‑K”) disclosing that on March 9, 2023, the Company was advised by Daszkal Bolton, LLP (“Daszkal”), the Company’s independent registered public accounting firm, that Daszkal completed a combination with CohnReznick LLP (“CohnReznick”). This Form 8-K/A updates the initial Form 8-K to reflect the official appointment of CohnReznick.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Daszkal served as the Company’s independent registered public accounting firm for the fiscal years ended November 5, 2022 and November 6, 2021.

During the fiscal year ended November 5, 2022 and November 6, 2021, and the subsequent interim period, there were: (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Daszkal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Daszkal’s satisfaction, would have caused Daszkal to make reference to the subject matter of disagreement in connection with its reports on the Company’s consolidated financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(b) On May 16, 2023, upon the approval of the Audit Committee, the Company engaged CohnReznick as the Company’s new independent registered public accounting firm for the fiscal year ending November 4, 2023 and interim periods starting with the quarter ended May 6, 2023.

During the Company’s two most recent fiscal years ended November 5, 2022 and November 6, 2021, and the subsequent interim period through the date of engagement of CohnReznick:

(i) the Company did not consult with CohnReznick regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;

(ii) CohnReznick did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that CohnReznick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(iii) the Company did not consult with CohnReznick regarding any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided CohnReznick with a copy of the disclosures it is making in this this Current Report on Form 8-K/A and requested that CohnReznick furnish a letter addressed to the SEC stating whether CohnReznick agrees with the statements made herein. A copy of CohnReznick’s letter dated May 19, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company provided Daszkal with a copy of the disclosures it is making in this Current Report on Form 8-K/A and requested that Daszkal furnish a letter addressed to the SEC stating whether Daszkal agrees with the statements made herein. A copy of Daszkal’s letter dated May 19, 2023, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from CohnReznick LLP dated May 19, 2023 addressed to the Securities and Exchange Commissions
16.2	Letter from Daszkal Bolton LLP dated May 19, 2023 addressed to the Securities and Exchange Commissions
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nobility Homes, Inc

Date:	May 19, 2023	By:	/s/ John Cramer
John Cramer Treasurer